                                                                   Exhibit 99.4

              Additional Statements Required by Rule 17g-1(g)(2)

The attached chart includes the amount of the single insured bond which the Funds would have provided and maintained had it not been named as an insured under a joint insured bond as well as the allocation among the Funds, and their respective series, that was approved by the Board. The premium on the joint insured bond has been paid through September 1, 2007.

                  FIDELITY BOND PREMIUM AMOUNT AND ALLOCATION

                                                                     Allocation of  Amount of
                                                                      Premium per  Minimum Bond   Amount of
Fund # Fund Name                                        Net Assets    Registrant   Requirement  Bond Coverage
----------------                                      -------------- ------------- ------------ -------------
                                                                     (in dollars)  (in dollars) (in Dollars)
   Blue Chip Growth Fund - JU11                           72,868,356       242
   Growth Opportunities - JU21                            71,878,917       238
   New Century Fund - JU22                                87,814,459       291
   Growth and Income Fund - JU47                         117,190,253       389
   Balanced Assets Fund - JU52                           164,231,528       545
   International Equities - JUDC                         111,422,460       369
   Tax Managed Equity Fund - JU4A                         62,574,530       207
   Biotech/Health 30 Fund - JU4B                          24,941,693        83
   SunAmerica Value Portfolio - JUBG                     218,543,985       725
   International Small Cap - JU4D                         22,461,270        74
                                                      --------------    ------      ----------   ----------
   Total SunAmerica Equity Series (10 Funds)          $  953,927,451    $3,163      $1,000,000   $1,250,000
                                                      --------------    ------      ----------   ----------
   GNMA Fund - JU12                                      403,429,062     1,109
   Tax Exempt Insured Fund - JU14                         64,270,964       177
   High Yield Bond Fund - VK29                           254,062,123       698
   Strategic Income Fund - 2C1K                          491,148,521     1,350
   US Government Securities - JU53                       167,789,832       461
                                                      --------------    ------      ----------   ----------
   Total SunAmerica Income Series (5 Funds)           $1,380,700,502    $3,795      $1,250,000   $1,500,000
                                                      --------------    ------      ----------   ----------
   Money Market Fund - JUO6                            1,737,107,262     4,046
   Municipal Money Market Fund - VK31                    109,488,350       255
                                                      --------------    ------      ----------   ----------
   Total SunAmerica Money Market (2 Funds)            $1,846,595,612    $4,301      $1,500,000   $1,700,000
                                                      --------------    ------      ----------   ----------
   SunAmerica Senior Floating Rate Fund, Inc. - 2C53     213,640,870     1,898
                                                      --------------    ------      ----------   ----------
   Total SunAmerica Senior Floating Rate (1 Fund)     $  213,640,870    $1,898      $  600,000   $  750,000
                                                      --------------    ------      ----------   ----------
   Focused Multi Cap Growth - JUCC                       389,847,523       370
   Focused Large Cap Value - JUFC                        600,812,446       571
   Focused Small-Cap Growth - JUAK                       309,074,351       294
   Focused Small-Cap Value - JUHC                        364,765,507       347
   Focused Growth and Income - JUGC                      319,074,303       303
   Focused Large Cap Growth Portfolio - JUIC           1,319,336,797     1,254
   Focused Multi Cap Value Portfolio - JUJC              592,003,415       562
   Focused Technet Portfolio - JUKC                       82,257,304        78
   Focused International - JUBK                          344,117,837       327
   Focused Equity Strategy - JUB1                        643,895,842       612
   Focused Fixed Income Strategy - JUB2                   22,811,712        22
   Focused Fixed Income & Equity Strategy - JUB3          63,624,369        60
   Focused Balanced Strategy - JUB4                      464,455,815       441
   Focused Multi Asset Strategy - JUB5                   803,909,657       764
   Focused Dividend Strategy - JU68                      191,299,628       182
   Focused Mid-Cap Value Portfolio - JUFK                 72,138,875        69
   Focused Mid-Cap Growth Portfolio - JUGK                73,496,725        69
                                                      --------------    ------      ----------   ----------
   Total SunAmerica Focused Series (17 Funds)         $6,656,922,106    $6,325      $2,500,000   $2,500,000
                                                      --------------    ------      ----------   ----------
   Money Market Portfolio JU01                            14,213,277        22
   Government and Quality Bond JU04                      923,125,520     1,419
   Growth and Income JU29                                 16,811,583        26
   Growth Portfolio JU02                                 796,086,105     1,223
   Capital Appreciation JU28                           1,469,846,116     2,259
   Natural Resources JU39                                390,739,997       601
   Multi Asset Portfolio JU27                             47,514,680        73
   Strategic Multi Asset Portfolio JU26                   39,555,735        61
   Asset Allocation - JU74                               417,604,168       641
                                                      --------------    ------      ----------   ----------
   Total Anchor Series Trust (9 Funds)                $4,115,497,181    $6,325      $2,500,000   $2,500,000
                                                      --------------    ------      ----------   ----------
   Multi Managed Growth Portfolio - JUMC                 146,466,210       244
   Multi Managed Moderate Growth - JUNC                  279,935,997       467
   Multi Managed Income Equity - JUOC                    231,322,312       386
   Multi Managed Income - JUPC                           160,574,677       268
   Asset Alloc: Diversified Growth - JUQA                377,282,561       629
   Stock Portfolio - JURA                                301,405,335       503
   Large Cap Growth - JUQC                               186,962,502       312
   Large Cap Composite - JURC                             44,260,763        74
   Large Cap Value - JUSC                                237,603,844       396
   Mid Cap Growth - JUTC                                 151,928,872       253
   Mid Cap Value - JUUC                                  188,679,049       315
   Small Cap Portfolio - JUVC                            158,533,153       264
   International Equity - JUWC                           248,518,355       414
   Diversified Fixed Income - JUXC                       191,679,195       320
   Cash Management Portfolio - JUM1                      119,811,745       200
   Focus Growth Portfolio - JUYC                         110,613,315       184
   Focus Technet Portfolio - JULC                         46,280,761        77
   Focus Growth & Income Port - JUZC                      71,759,334       120
   Focus Value - JULK                                    117,597,985       196
   Allocation Balanced Strategy - JUL3                    48,532,855        81
   Allocation Moderate Strategy - JUL4                    90,794,641       151
   Allocation Moderate Growth Strategy - JUL5            135,961,868       227
   Allocation Growth Strategy - JUL6                      89,561,848       149
   Strategic Fixed Income - JUMK                          56,956,234        95
                                                      --------------    ------      ----------   ----------
   Total Seasons Series Trust (24 Funds)              $3,793,023,411    $6,325      $2,100,000   $2,500,000
                                                      --------------    ------      ----------   ----------

                                                                     Allocation of  Amount of
                                                                      Premium per  Minimum Bond   Amount of
Fund # Fund Name                                       Net Assets     Registrant   Requirement  Bond Coverage
----------------                                     --------------- ------------- ------------ -------------
                                                                     (in dollars)  (in dollars) (in Dollars)
   Cash Management Portfolio - JU70                      499,186,576         298
   Corporate Bond Portfolio - JU71                       520,523,616         311
   Global Bond Portfolio - JU72                          150,784,385          90
   High Yield Bond Portfolio - JU73                      326,927,824         195
   Worldwide High Income - JU83                           83,933,108          50
   Balanced Portfolio - JUDK                             235,672,107         141
   MFS Total Return - JU82                             1,024,200,470         612
   Telecom Utility Portfolio - JU84                       49,119,101          29
   Equity Income - JU3A                                    4,854,929           3
   Equity Index - JU3B                                    36,714,996          22
   Growth-Income Portfolio - JU75                        645,664,732         386
   Federated American Leaders - JU86                     231,839,848         139
   Davis Venture Value - JU81                          2,368,342,209       1,416
   Dogs of Wall Street Portfolio - JU95                   98,888,998          59
   Alliance Growth Portfolio - JU77                      865,683,560         518
   Goldman Sachs Research Portfolio - JU3F                25,179,562          15
   MFS Massachusetts Investors Trust - JU78              247,174,518         148
   Putnam Growth: Voyager Portfolio - JU79               173,625,385         104
   Blue Chip Growth - JU3G                                43,152,516          26
   Real Estate Portfolio - JU94                          276,149,722         165
   Small Company Value - JU3D                             15,497,307           9
   MFS Mid Cap Growth - JU3E                             234,502,279         140
   Aggressive Growth - JU87                              164,070,283          98
   Growth Opportunities - JU3H                            47,614,267          28
   MARSICO Growth Portfolio - JU3J                       144,173,836          86
   International Growth and Income - JU88                395,101,859         236
   Global Equities - JU76                                239,836,144         143
   International Diversified Equities - JU80             454,203,268         272
   Emerging Markets Portfolio - JU89                     222,790,717         133
   Technology Portfolio - JU3I                            37,133,100          22
   Small & Mid Cap Value - JU3L                          273,562,270         165
   Foreign Value - JU3M                                  443,695,240         266
                                                     ---------------  ----------   -----------   -----------
   Total SunAmerica Series Trust (32 Funds)          $10,579,798,732  $    6,325   $ 2,500,000   $ 2,500,000
                                                     ---------------  ----------   -----------   -----------
   MidCap Index 408                                    2,397,691,097         809
   Asset Allocation 40K                                  164,068,112          55
   Money Market I 4022                                   440,059,050         149
   Capital Conservation 405                              209,626,068          71
   Government Securities 403                             116,036,109          39
   Stock Index 406                                     4,743,553,329       1,601
   International Equities 401                            820,735,476         277
   Social Awareness 407                                  382,035,338         129
   International Gov't Bond 43K                          137,431,623          46
   Small Cap Index 414                                   982,955,222         332
   Core Equity 41K                                       469,723,848         159
   Growth & Income 416                                   144,955,796          49
   Science & Technology 417                            1,028,654,868         347
   Nasdaq-100 Index 418                                   82,525,358          28
   Large Cap Growth 422                                  308,784,899         104
   Core Value 4CC                                        231,123,115          78
   Small Cap Fund 42K                                    611,652,415         206
   International Growth 421                              494,998,450         167
   Blue Chip Growth 426                                   65,227,963          22
   Health Sciences 425                                   180,951,782          61
   Value Fund 429                                        197,307,830          67
   Inflation Protected 439                                15,995,205           5
   Large Capital Growth 44K                              608,237,011         205
   Mid-Cap Strategic Growth 45K                          361,282,417         122
   Broad Cap Value Fund 456                               27,206,314           9
   Foreign Value Fund 457                                704,826,397         238
   Global Equity Fund 458                                412,730,587         139
   Global Strategy Fund 4AC                              412,801,636         139
   Large Cap Core Fund 459                               175,881,767          59
   Small Cap Aggressive Growth Fund 467                   61,684,169          21
   Small Cap Special Values Fund 4BC                     373,346,243         127
   Small Cap Strategic Growth Fund 468                   193,687,412          66
   VALIC Ultra Fund 469                                1,178,684,879         399
                                                     ---------------  ----------   -----------   -----------
   Total VALIC Company I Series (33 Funds)           $18,736,461,785  $    6,325   $ 2,500,000   $ 2,500,000
                                                     ---------------  ----------   -----------   -----------
   International Growth II - VLA1                        345,179,796         781
   Small Cap Growth - VLA3                                51,743,214         117
   Small Cap Value - VLK1                                100,318,216         227
   Mid Cap Growth - VLA4                                  65,081,938         147
   Mid Cap Value - VLA5                                  347,480,057         786
   Capital Appreciation - VLA6                            65,397,910         148
   Large Cap Value - VLA7                                100,725,502         228
   Socially Responsible - VLA8                           193,059,586         437
   Money Market II - VLB2                                109,362,027         247
   Aggressive Growth Lifestyle - VLB3                     49,553,256         112
   Moderate Growth Lifestyle - VLB4                       84,077,489         190
   Conservative Growth Lifestyle - VLB5                   34,851,391          79
   Core Bond - VLB6                                       85,297,008         193
   Strategic Bond - VLCK                                 176,004,382         398
   High Yield - VLB8                                      93,363,181         211
                                                     ---------------  ----------   -----------   -----------
   Total VALIC Company II Series (15 Funds)          $ 1,901,494,953  $    4,301   $ 1,500,000   $ 1,700,000
                                                     ---------------  ----------   -----------   -----------
   AIG Series Trust High Water Mark Fund 2010            289,605,535       1,338
   AIG Series Trust High Water Mark Fund 2015            146,316,944         676
   AIG Series Trust High Water Mark Fund 2020             52,722,755         243
   Long Horizon Fund JUC5                                  2,058,596          10
   Short Horizon Income Fund JUC6                          2,163,593          10
                                                     ---------------  ----------   -----------   -----------
   Total AIG Series Trust (5 Funds)                      492,867,423  $    2,277   $   750,000   $   900,000
                                                     ---------------  ----------   -----------   -----------
   Focused Alpha Growth Fund JUEK                        405,727,093       2,277
                                                     ---------------  ----------   -----------   -----------
   Total Focused Alpha Growth Fund (1 Fund)              405,727,093  $    2,277   $   750,000   $   900,000
                                                     ---------------  ----------   -----------   -----------
   Focused Alpha Large Cap Fund JUHK                     182,593,139       1,897
                                                     ---------------  ----------   -----------   -----------
   Total Focused Alpha Large Cap Fund (1 Fund)           182,593,139  $    1,897   $   600,000   $   750,000
                                                     ---------------  ----------   -----------   -----------
GRAND TOTAL                                          $50,670,930,026  $55,534.00   $20,050,000   $21,950,000
                                                     ===============  ==========   ===========   ===========